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EXHIBIT 10.10

FORM OF STOCK OPTION AGREEMENT FOR DIRECTOR GRANTS FOR REDHOOK ALE BREWERY, INCORPORATED 2002 STOCK OPTION PLAN


                             STOCK OPTION AGREEMENT


      THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into, effective as of ________________ (the "Grant Date"), by REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation (the "Company"), and _________________ (the "Holder").

                                 R E C I T A L S

      A. The Company has adopted the Redhook Ale Brewery Incorporated 2002 Stock Option Plan (the "Plan"). Capitalized terms that are used but not defined in this Agreement will have the meanings given those terms in the Plan.

      B. The Committee has designated the Holder to receive an option under the Plan.

      NOW, THEREFORE, the Company and the Holder agree as follows:

      1. GRANT OF THE OPTION. The Company grants to the Holder a Nonqualified Stock Option (the "Option") to acquire from the Company ________________ shares of Common Stock at the price of $________________ per share (the "Purchase Price"). The Option is subject to all of the provisions of the Plan and this Agreement.

      2. TERM OF THE OPTION. Unless earlier terminated pursuant to the Plan, the Option will terminate on the earlier to occur of the following: (a) the expiration of one (1) year following the demise of the Holder; and (b) the tenth anniversary of the Grant Date.

      3. EXERCISABILITY. The Option will become exercisable on ________________.

      4. EXERCISE OF THE OPTION. In order to exercise the Option, the Holder must do the following:

            (a) deliver to the Company a written notice, in substantially the form of the attached Exhibit A, specifying the number of shares of Common Stock for which the Option is being exercised;

            (b) tender payment to the Company of the aggregate Purchase Price for the shares for which the Option is being exercised, which amount may be paid

                  (i) by check;

                  (ii) by delivery to the Company of shares of Common Stock that
      (A) have a Fair Market Value, as of the date of exercise, equal to the aggregate Purchase Price payable, and (B) have been held by the Holder for at least year one (1) year prior to the date of exercise; or

                  (iii) by such other means as the Committee, in its sole discretion, may permit at the time of exercise;

            (d) pay, or make arrangements satisfactory to the Committee for payment to the Company of, all taxes, if any, required to be withheld by the Company in connection with the exercise of the Option; and


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            (e) execute and deliver to the Company any other documents required from time to time by the Committee in order to promote compliance with applicable laws, rules and regulations.

      5. ACCEPTANCE OF OPTION; FURTHER ASSURANCES. By executing this Agreement, the Holder accepts the Option, acknowledges receipt of a copy of the Plan, and agrees to comply with and be bound by all of the provisions of the Plan and this Agreement. The Holder agrees to from time to time execute such additional documents as the Company may reasonably require in order to effectuate the purposes of the Plan and this Agreement.

      6. ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT. This Agreement, together with the Plan, constitutes the entire agreement and understanding between the Company and the Holder regarding the subject matter hereof. Except as permitted by the Plan, no amendment of the Option or this Agreement, or waiver of any provision of this Agreement or the Plan, shall be valid unless in writing and duly executed by the Company and the Holder. The failure of any party to enforce any of that party's rights against the other party for breach of any of the terms of this Agreement or the Plan shall not be construed as a waiver of such rights as to any continued or subsequent breach. This Agreement shall be binding upon the Holder and his or her heirs, successors and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"Company"                                REDHOOK ALE BREWERY,
                                            INCORPORATED

                                         By
                                           -------------------------------------



"Holder"
                                         ---------------------------------------


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                           FORM OF EXERCISE OF OPTION

To:      REDHOOK ALE BREWERY, INCORPORATED

           14300 N.E. 145th Street
           Woodinville, Washington  98072

      The undersigned holds Option No. ________________ (the "Option"), represented by a Stock Option Agreement dated effective as of ________________, (the "Agreement"), granted to the undersigned pursuant to the Redhook Ale Brewery Incorporated 2002 Stock Option Plan (the "Plan"). The undersigned hereby exercises the Option and elects to purchase _______________ shares of Common Stock of Redhook Ale Brewery, Incorporated (the "Shares") pursuant to the Option. This notice is accompanied by full payment of the Purchase Price for the Shares by check or in another manner permitted by Section 4(b) of the Agreement. The undersigned has also paid, or make arrangements satisfactory to the Committee for payment of, all taxes, if any, required to be withheld by the Company in connection with the exercise of the Option.

      Date: __________________ , 20__


                                        ________________________________________
                                         Signature of Holder


                                    EXHIBIT A